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                                                                   EXHIBIT 10.30

                              CONSULTING AGREEMENT


The Consulting Agreement ("Agreement") is entered into this 1st day of April, 1998 and sets forth the understanding which has been reached between Meyer, Duffy & Associates (the "Consultant") and Bikers Dream, Inc. (the "Company") concerning certain consulting services.

        I. PURPOSE: The Company hereby engages the Consultant for a minimum two year term, effective 4/1/98, to render consulting advice to the Company.

        II. DUTIES OF THE CONSULTANT: During the term of the Agreement, the Consultant shall use its best efforts to provide the Company with such regular and customary management consulting as is reasonably requested by the Company consistent with the foregoing.

                A.      The Consultant's duties will include:

                        1. Assisting the Company in its efforts to raise capital, formulating structures, introductions to investment bankers, and negotiating deal terms.

                        2. Providing industry research on the overall motorcycle industry.

                        3. Such other capacity as reasonably requested by the Company.

        III. COMPENSATION AND TERMS: In consideration for the services rendered by the Consultant to the Company pursuant to this Agreement, the Company shall compensate the Consultant as follows:

                A.      $4,900 per month for 2 years.

                B.      25,000 warrants exercisable @ $4.00.

        IV. THE CONSULTANTS SERVICES TO OTHERS: The Company acknowledges that the Consultant and its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein shall be construed to limit or restrict the Consultant in conducting such business with respect to others, or in rendering such advice to others.

        V. INDEMNIFICATION: The Company shall indemnify and hold Consultant harmless to the fullest extent usual and customary in relationships of this nature.



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        VI. THE CONSULTANT AS INDEPENDENT CONTRACTOR: The Consultant shall perform its services under the Agreement as an independent contractor and not as an employee of the Company or an affiliate thereof.

        VII. APPLICABLE LAW: The Agreement will be governed by and construed under the laws of the state of New York.

        The undersigned concur with the matters set forth in the foregoing Agreement.


                                        MEYER, DUFFY & ASSOCIATES



                                        By:   /s/ Eric Meyer
                                           -------------------------------------
                                           Eric Meyer


                                        BIKERS DREAM, INC.



                                        By:   /s/ Herm Rosenman
                                           -------------------------------------
                                           Herm Rosenman



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